EXHIBIT 99.2


Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2004 Second Quarter
                                Net Income (Loss)
                                  ($ millions)

                                               REPORTED                                                        CORE
                                                INCOME           SIGNIFICANT ITEMS AFFECTING INCOME          EARNINGS
                                            --------------       ----------------------------------       --------------
Oil & Gas                                   $          814                                                $          814

Chemical                                                85                                                            85

Corporate
  Interest expense, net - debt and
    trust preferred distributions                      (60)                                                          (60)
  Other                                                (49)                                                          (49)
  Taxes                                               (209)                                                         (209)

                                            --------------       --------------                           --------------
NET INCOME                                  $          581       $           --                           $          581
                                            ==============       ==============                           ==============


BASIC EARNINGS PER COMMON SHARE             $         1.48                                                $         1.48
                                            ==============                                                ==============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2003 Second Quarter
                                Net Income (Loss)
                                  ($ millions)

                                               REPORTED                                                        CORE
                                                INCOME           SIGNIFICANT ITEMS AFFECTING INCOME          EARNINGS
                                            --------------       ----------------------------------       --------------
Oil & Gas                                   $          637                                                $          637

Chemical                                                43                                                            43

Corporate
  Interest expense, net - debt and
    trust preferred distributions                      (64)                                                          (64)
  Other                                                (75)                                                          (75)
  Taxes                                               (167)                                                         (167)

                                            --------------       --------------                           --------------
NET INCOME                                  $          374       $           --                           $          374
                                            ==============       ==============                           ==============


BASIC EARNINGS PER COMMON SHARE             $         0.98                                                $         0.98
                                            ==============                                                ==============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                              2004 First Six Months
                                Net Income (Loss)
                                  ($ millions)

                                               REPORTED                                                                  CORE
                                                INCOME           SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                            --------------       ----------------------------------                 --------------
Oil & Gas                                   $        1,564                                                          $        1,564

Chemical                                               135                                                                     135

Corporate
  Interest expense, net - debt and
    trust preferred distributions                     (128)                  11   Trust pfd redemption charge                 (117)
  Other                                               (104)                                                                   (104)
  Taxes                                               (399)                 (20)  IRS settlement                              (423)
                                                                             (4)  Tax effect of adjustments
                                            --------------       --------------                                     --------------
NET INCOME                                  $        1,068       $          (13)                                    $        1,055
                                            ==============       ==============                                     ==============


BASIC EARNINGS PER COMMON SHARE             $         2.72                                                          $         2.69
                                            ==============                                                          ==============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                              2003 First Six Months
                                Net Income (Loss)
                                  ($ millions)

                                               REPORTED                                                                  CORE
                                                INCOME           SIGNIFICANT ITEMS AFFECTING INCOME                    EARNINGS
                                            --------------       ----------------------------------                 --------------
il & Gas                                    $        1,364                                                          $        1,364

Chemical                                                78                                                                      78


Corporate
  Interest expense, net - debt and
    trust preferred distributions                     (199)                  61   Debt repayment fee                          (138)
  Other                                               (131)                                                                   (131)
  Taxes                                               (345)                 (21)  Tax effect of adjustments                   (366)

                                            --------------       --------------                                     --------------
Income from continuing operations                      767                   40                                                807
Cumulative effect of accounting                        (68)                  68   Cumulative effect of acct                     --
 changes                                                                           changes
                                            --------------       --------------                                     --------------
NET INCOME                                  $          699       $          108                                     $          807
                                            ==============       ==============                                     ==============


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations           $         2.02                                                          $         2.12
Cumulative effect of accounting changes              (0.18)                                                                     --
                                            --------------                                                          --------------
                                            $         1.84                                                          $         2.12
                                            ==============                                                          ==============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
         Items Affecting Comparability of Core Earnings Between Periods

PRE-TAX
INCOME / (EXPENSE)                                       SECOND QUARTER                             SIX MONTHS
                                                -------------------------------          -------------------------------
                                                    2004               2003                  2004               2003
                                                ------------       ------------          ------------       ------------
OIL & GAS
 Gain on sale of GOM assets (a)                           --                 14                    --                 14

CHEMICALS
 Reorganizations / severance                              --                (15)                   --                (15)
 Chlorine derivatives asset impairment                    --                 (9)                   --                 (9)

CORPORATE
 Equity earnings                                           1                (14)                   (2)               (35)
 Environmental remediation                                --                (13)                   --                (13)

(a) Amount shown after-tax

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                          WORLDWIDE EFFECTIVE TAX RATE

                                              ----------------------------------------------     -----------------------------
                                                                 QUARTERLY                                YEAR TO-DATE
                                              ----------------------------------------------     -----------------------------
                                                  2004             2004             2003             2004             2003
REPORTED INCOME                                   QTR 2            QTR 1            QTR 2          6 MONTHS         6 MONTHS
                                              ------------     ------------     ------------     ------------     ------------
Oil & Gas (a)                                          985              919              757            1,904            1,637
Chemicals                                               88               52               46              140               83
Corporate & other                                     (109)            (123)            (139)            (232)            (330)
                                              ------------     ------------     ------------     ------------     ------------
  Pre-tax income                                       964              848              664            1,812            1,390

Income tax expense
  Federal and state                                    213              191              175              404              354
  Foreign (included in segments) (a)                   170              170              115              340              269
                                              ------------     ------------     ------------     ------------     ------------
  Total                                                383              361              290              744              623
                                              ------------     ------------     ------------     ------------     ------------
Income from continuing operations                      581              487              374            1,068              767
                                              ============     ============     ============     ============     ============

WORLDWIDE EFFECTIVE TAX RATE                           40%              43%              44%              41%              45%


                                                  2004             2004             2003             2004             2003
CORE INCOME                                       QTR 2            QTR 1            QTR 2          6 MONTHS         6 MONTHS
                                              ------------     ------------     ------------     ------------     ------------
Oil & Gas (a)                                          985              919              757            1,904            1,637
Chemicals                                               88               52               46              140               83
Corporate & other                                     (109)            (112)            (139)            (221)            (269)
                                              ------------     ------------     ------------     ------------     ------------
  Pre-tax income                                       964              859              664            1,823            1,451

Income tax expense
  Federal and state                                    213              215              175              428              375
  Foreign (included in segments) (a)                   170              170              115              340              269
                                              ------------     ------------     ------------     ------------     ------------
  Total                                                383              385              290              768              644

                                              ------------     ------------     ------------     ------------     ------------
Income from continuing operations                      581              474              374            1,055              807
                                              ============     ============     ============     ============     ============

WORLDWIDE EFFECTIVE TAX RATE                           40%              45%              44%              42%              44%


 (a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

                                                  2004             2004             2003             2004             2003
                                                  QTR 2            QTR 1            QTR 2          6 MONTHS         6 MONTHS
                                              ------------     ------------     ------------     ------------     ------------
                                                       116              116               87              232              191

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2004 Second Quarter Net Income (Loss)
                           Reported Income Comparison

                                               SECOND              FIRST
                                               QUARTER            QUARTER
                                                2004               2004              B / (W)
                                            ------------       ------------       ------------
Oil & Gas                                   $        814       $        750       $         64
Chemical                                              85                 50                 35
Corporate
  Interest expense, net - debt and
   trust preferred distributions                     (60)               (68)                 8
  Other                                              (49)               (55)                 6
  Taxes                                             (209)              (190)               (19)
                                            ------------       ------------       ------------
Net Income                                  $        581       $        487       $         94
                                            ============       ============       ============

Basic Earnings Per Common Share             $       1.48       $       1.24       $       0.24
                                            ============       ============       ============

Worldwide Effective Tax Rate                         40%                43%                 3%
                                            ============       ============       ============


================================================================================

                              OCCIDENTAL PETROLEUM
                      2004 Second Quarter Net Income (Loss)
                            Core Earnings Comparison

                                               SECOND              FIRST
                                               QUARTER            QUARTER
                                                2004               2004              B / (W)
                                            ------------       ------------       ------------
Oil & Gas                                   $        814       $        750       $         64
Chemical                                              85                 50                 35
Corporate
  Interest expense, net - debt and
   trust preferred distributions                     (60)               (57)                (3)
  Other                                              (49)               (55)                 6
  Taxes                                             (209)              (214)                 5
                                            ------------       ------------       ------------
Net Income                                  $        581       $        474       $        107
                                            ============       ============       ============

Basic Earnings Per Common Share             $       1.48       $       1.21       $       0.27
                                            ============       ============       ============

Worldwide Effective Tax Rate                         40%                45%                 5%
                                            ============       ============       ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2004 2nd Quarter                                                 $        814
2004 1st Quarter                                                          750
                                                                 ------------
                                                                 $         64
                                                                 ============


Price Variance                                                   $         88

Volume/Mix Variance                                                        (8)

Exploration Expense Variance                                               14

All Others                                                                (30)
                                                                 ------------
                                   TOTAL VARIANCE                $         64
                                                                 ============


================================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2004 2nd Quarter                                                 $         85
2004 1st Quarter                                                           50
                                                                 ------------
                                                                 $         35
                                                                 ============


Sales Price                                                      $         37

Sales Volume/Mix                                                            4

Operations/Manufacturing                                                   (6)*
                                                                 ------------
                                   TOTAL VARIANCE                $         35
                                                                 ============


*  Higher energy costs

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2004 SECOND QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                               SECOND             SECOND
                                               QUARTER            QUARTER
                                                2004               2003              B / (W)
                                            ------------       ------------       ------------
Oil & Gas                                   $        814       $        637       $        177
Chemical                                              85                 43                 42
Corporate
  Interest expense, net - debt and
   trust preferred distributions                     (60)               (64)                 4
  Other                                              (49)               (75)                26
  Taxes                                             (209)              (167)               (42)
                                            ------------       ------------       ------------
Net Income                                  $        581       $        374       $        207
                                            ============       ============       ============

Basic Earnings Per Common Share             $       1.48       $       0.98       $       0.50
                                            ============       ============       ============

Worldwide Effective Tax Rate                         40%                44%                 4%
                                            ============       ============       ============


================================================================================


                              OCCIDENTAL PETROLEUM
                      2004 SECOND QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                               SECOND             SECOND
                                               QUARTER            QUARTER
                                                2004               2003              B / (W)
                                            ------------       ------------       ------------
Oil & Gas                                   $        814       $        637       $        177
Chemical                                              85                 43                 42
Corporate
  Interest expense, net - debt and
   trust preferred distributions                     (60)               (64)                 4
  Other                                              (49)               (75)                26
  Taxes                                             (209)              (167)               (42)
                                            ------------       ------------       ------------
Net Income                                  $        581       $        374       $        207
                                            ============       ============       ============

Basic Earnings Per Common Share             $       1.48       $       0.98       $       0.50
                                            ============       ============       ============

Worldwide Effective Tax Rate                         40%                44%                 4%
                                            ============       ============       ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2004 2nd Quarter                                                 $        814
2003 2nd Quarter                                                          637
                                                                 ------------
                                                                 $        177
                                                                 ============


Price Variance                                                   $        287

Volume/Mix Variance                                                         7

Exploration Expense Variance                                              (11)

                   All Others                                            (106)
                                                                 ------------
                                   TOTAL VARIANCE                $        177
                                                                 ============


================================================================================


                               OCCIDENTAL PETROLEUM
                                     CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                   ($ MILLIONS)

2004 2nd Quarter                                                 $         85
2003 2nd Quarter                                                           43
                                                                 ------------
                                                                 $         42
                                                                 ============


Sales Price                                                      $         15

Sales Volume/Mix                                                           20

Operations/Manufacturing                                                  (18)*

All Other                                                                  25
                                                                 ------------
                                   TOTAL VARIANCE                $         42
                                                                 ============

* Higher energy and feedstock costs.

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                                            SECOND QUARTER                          SIX MONTHS
                                                   -------------------------------       -------------------------------
                                                       2004               2003               2004               2003
                                                   ------------       ------------       ------------       ------------
NET PRODUCTION PER DAY:
  United States
    Crude Oil and Liquids (MBL)
                                  California                 78                 81                 78                 79
                                     Permian                156                151                155                147
                               Horn Mountain                 23                 19                 23                 16
                                     Hugoton                  3                  3                  3                  4
                                                   ------------       ------------       ------------       ------------
                                       TOTAL                260                254                259                246
    Natural Gas (MMCF)
                                  California                234                252                239                257
                                     Hugoton                132                143                129                143
                                     Permian                132                131                136                125
                               Horn Mountain                 15                 15                 16                 10
                                                   ------------       ------------       ------------       ------------
                                       TOTAL                513                541                520                535
  Latin America
    Crude Oil (MBL)
                                    Colombia                 39                 36                 37                 37
                                     Ecuador                 47                 18                 45                 17
                                                   ------------       ------------       ------------       ------------
                                       TOTAL                 86                 54                 82                 54
  Middle East
    Crude Oil (MBL)
                                        Oman                 12                 11                 12                 12
                                       Qatar                 44                 51                 43                 49
                                       Yemen                 30                 35                 35                 37
                                                   ------------       ------------       ------------       ------------
                                       TOTAL                 86                 97                 90                 98
    Natural Gas (MMCF)
                                        Oman                 56                 --                 33                 --

  Other Eastern Hemisphere
    Crude Oil (MBL)
                                    Pakistan                  8                 10                  8                 10
    Natural Gas (MMCF)
                                    Pakistan                 73                 77                 74                 76

Barrels of Oil Equivalent (MBOE)
--------------------------------------------

Subtotal Consolidated Subsidiaries                          547                518                544                510
Other interests
  Colombia - minority interest                               (5)                (5)                (4)                (4)
  Russia - Occidental net interest                           31                 30                 30                 30
  Yemen - Occidental net interest                             1                  1                  1                  2
                                                   ------------       ------------       ------------       ------------
Total worldwide production (MBOE)                           574                544                571                538
                                                   ============       ============       ============       ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                             SECOND QUARTER                           SIX MONTHS
                                    --------------------------------       --------------------------------
                                        2004                2003                2004                2003
                                    ------------       -------------       -------------       ------------
OIL & GAS:
----------
 PRICES
  UNITED STATES
  Crude Oil ($/BBL)                        35.44               26.89               34.02              29.15
  Natural gas ($/MCF)                       4.90                5.46                4.95               4.89

  LATIN AMERICA
  Crude Oil ($/BBL)                        30.60               25.01               29.83              28.06

  MIDDLE EAST
  Crude Oil ($/BBL)                        34.51               25.16               32.18              27.80
  Natural Gas ($/MCF)                       0.97                  --                0.97                 --

  OTHER EASTERN HEMISPHERE
  Crude Oil ($/BBL)                        32.26               25.75               30.79              26.89
  Natural Gas ($/MCF)                       2.47                1.91                2.35               1.91


                                             SECOND QUARTER                           SIX MONTHS
                                    --------------------------------       --------------------------------
                                        2004                2003                2004                2003
                                    ------------       -------------       -------------       ------------
Exploration Expense
  Domestic                          $          22      $          20       $          60       $         45
  Latin America                                 2                  5                   3                  6
  Middle East                                   1                  3                  14                  6
  Other Eastern Hemisphere                     15                  1                  17                 --
                                    -------------      -------------       -------------       ------------
                        TOTAL       $          40      $          29       $          94       $         57
                                    =============      =============       =============       ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                       Volume (M Tons, except PVC Resins)

                                                 SECOND QUARTER                           SIX MONTHS
                                        --------------------------------       --------------------------------
MAJOR PRODUCTS                              2004                2003                2004                2003
                                        ------------       -------------       -------------       ------------
  Chlorine                                       740                 664               1,446              1,350
  Caustic                                        819                 719               1,551              1,356
  Ethylene Dichloride                            100                 108                 222                239
  PVC Resins (millions of pounds)              1,090                 872               2,161              1,935


                                    CHEMICALS
                                 Prices (Index)

                                                 SECOND QUARTER                           SIX MONTHS
                                        --------------------------------       --------------------------------
MAJOR PRODUCTS                              2004                2003                2004                2003
                                        ------------       -------------       -------------       ------------
Chlorine                                        2.00                1.81                1.80               1.72
  Caustic                                       0.61                0.87                0.66               0.84
  Ethylene Dichloride                           1.51                1.17                1.40               1.21
  PVC Resins                                    1.06                0.97                1.00               0.92

1987 through 1990 average price = 1.00

CHLORINE
--------
OXYCHEM COMMENTARY
------------------

o Chlorine operating rates were at maximum practical capacity in the 2nd quarter due to strong seasonal demand.

o As contract terms permitted, OxyChem fully implemented the $75 per ton price increase announced in the 1st quarter.

o OxyChem and other U.S. producers announced a $20 per ton increase to be effective July 1. Market conditions are expected to remain favorable for the successful implementation of the announced price increase.

o OxyChem continues to manage chlorine shipments via a 100% order control program. Other major merchant producers also announced order control programs in the 2nd quarter.

INFLUENCING FACTORS:
--------------------
Avoiding customer shutdowns will remain difficult due to tight chorine supply/demand conditions, reduced inventories and deteriorating rail service. Continued strong

Investor Relations Supplemental Schedules

[OXY LOGO]


seasonal demand for chlorine is expected to further tighten the supply/demand balance in the 3rd quarter.

CAUSTIC
-------
OXYCHEM COMMENTARY
------------------

o Caustic soda demand continued to strengthen with 2nd quarter sales improving over 1st quarter volumes due to strong demand in the pulp and paper, bleach, and distribution markets.

o Seasonal applications are expected to support continued strong demand for caustic soda through the 3rd quarter.

o Increased requirements for liquid caustic soda and a narrowing supply/demand balance have necessitated the implementation of order control programs for many U.S. producers.

o Asian supply/demand balance tightened dramatically over the quarter, with spot U.S. export prices rising dramatically from lows in April.

o Between late April and May, OxyChem and other U.S. producers announced price increases totaling $95 per dry short ton. The increases are expected to be largely realized in the 3rd quarter as contract terms permit.

INFLUENCING FACTORS:
--------------------
A narrowing supply/demand imbalance for liquid caustic soda will continue to lend support for future price improvement in 2004 as demand keeps pace with high chlorine industry operating rates.


EDC
---
OXYCHEM COMMENTARY
------------------

o The gap between EDC and VCM prices narrowed in the 2nd quarter as EDC prices gained upward momentum due to the combination of higher VCM operating rates and scheduled EDC outages.

o The tightness in the chlorine market limited the availability of U.S. produced EDC in the 2nd quarter.

o Raw material and power availability within China has restricted calcium carbide based VCM production. This has increased demand for both EDC and VCM into Asia.

Investor Relations Supplemental Schedules

[OXY LOGO]


INFLUENCING FACTORS:
--------------------
Reduced EDC demand could result from VCM production curtailments in the Far East if the profit margins for converting EDC to VCM face downward pressure due to high ethylene costs. VCM prices are expected to limit EDC prices in the 3rd quarter.


PVC/VCM
-------
OXYCHEM COMMENTARY
------------------

o Robust demand in the construction sector led to strong domestic PVC sales in the 2nd quarter. Inventories at PVC producers continued to decline while they remained at moderate levels at pipe producers and distributors.

o Export sales volumes for PVC held strong in the 2nd quarter and netbacks to all regions remained healthy. However, Chinese demand for PVC was negatively influenced when the Chinese government restricted lending and the producers faced energy issues that curtailed VCM and PVC production rates.

o Both the Westlake Geismar and Shintech Addis facilities remain idle. There is no indication that either plant will restart in 2004.

o North American producers operated at near capacity for both PVC resin and VCM during the 2nd quarter.

o Domestic PVC resin prices increased $0.02 per pound in April and $0.01 per pound in both May and June. Additional increases of a $0.01 per pound have been announced for both July and August.

o PVC resin export prices ended the quarter at $815 - $840 per metric ton CFR Southeast Asia.

o Pemex experienced VCM operating problems in the 2nd quarter, contributing to a VCM supply/demand position that remained balanced to tight.

o VCM export prices closed the 2nd quarter at $630 - $640 per metric ton FOB Gulf Coast.

INFLUENCING FACTORS:
--------------------
While prices have moved up, margin improvement has been limited due to high energy and ethylene costs. Strong global demand for PVC and VCM coupled with a tight VCM supply will provide support for future price improvement throughout the vinyl's chain. Continued economic recovery is expected to sustain a strong vinyl's business environment through the 3rd quarter.

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                               SECOND QUARTER                          SIX MONTHS
                                      -------------------------------       -------------------------------
CAPITAL EXPENDITURES ($MM)                2004               2003               2004               2003
                                      ------------       ------------       ------------       ------------
  Oil & Gas
    California                        $         83       $         53       $        144       $         97
    Permian                                     63                 60                125                115
    Other - U.S.                                 8                 12                 12                 26
    Latin America                               63                 30                 83                 37
    Middle East                                191                122                359                224
    Other Eastern Hemisphere                    10                  6                 21                  9
  Chemicals                                     40                205 (a)             56                273  (b)
  Corporate                                      3                  5                  4                 10
                                      ------------       ------------       ------------       ------------
                          TOTAL       $        461       $        493       $        804       $        791
                                      ============       ============       ============       ============

(a) Includes $180 million for the buyout of a VCM plant lease
(b) Includes $180 million for the buyout of a VCM plant lease and $44 million for buyout of railcar leases

                                               SECOND QUARTER                          SIX MONTHS
DEPRECIATION, DEPLETION &             -------------------------------       -------------------------------
  AMORTIZATION OF ASSETS ($MM)            2004               2003               2004               2003
                                      ------------       ------------       ------------       ------------
  Oil & Gas
    Domestic                          $        157       $        158       $        313       $        323
    Latin America                               26                 14                 48                 27
    Middle East                                 65                 49                134                101
    Other Eastern Hemisphere                    10                 13                 22                 21
  Chemicals                                     62                 48                123                 92
  Corporate                                      5                  4                 10                  7
                                      ------------       ------------       ------------       ------------
                          TOTAL       $        325       $        286       $        650       $        571
                                      ============       ============       ============       ============


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


Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ millions)

                                                                         30-JUN-04               31-DEC-03
                                                                     -----------------       -----------------
CAPITALIZATION

Oxy Long-Term Debt (including current maturities)                    $           3,970       $           4,016

Trust Preferred Securities                                                          --                     453

Subsidiary Preferred Stock                                                          75                      75

Others                                                                              26                      26
                                                                     -----------------       -----------------

                                                 TOTAL DEBT          $           4,071       $           4,570
                                                                     =================       =================


EQUITY                                                               $           9,006       $           7,929
                                                                     =================       =================

Total Debt To Total Capitalization                                                 31%                     37%
                                                                     =================       =================

Investor Relations Supplemental Schedules

[OXY LOGO]


     Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.


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